Exhibit 99.1

ALTERRA CAPITAL REPORTS SECOND QUARTER 2011 RESULTS

Net Operating Income of $0.37 per Diluted Share

Diluted Book Value per Share Increase of 2.5%

HAMILTON, BERMUDA, August 2, 2011—Alterra Capital Holdings Limited (NASDAQ: ALTE; BSX: ALTE.BH) (“Alterra”) today reported net income of $32.6 million, or $0.30 per diluted share, for the second quarter of 2011, compared to net income of $103.4 million, or $1.13 per diluted share, for the same quarter of 2010.

Net operating income for the second quarter of 2011 was $39.6 million, or $0.37 per diluted share, compared to net operating income of $58.8 million, or $0.64 per diluted share, for the same quarter of 2010. Annualized net operating return on average shareholders’ equity for the second quarter of 2011 was 5.7%.

For the six months ended June 30, 2011, Alterra reported a net loss of $14.1 million, or $0.13 per diluted share, compared to net income of $139.8 million, or $1.88 per diluted share, for the same period of 2010. Net operating income for the six months ended June 30, 2011 was $14.8 million, or $0.14 per diluted share, compared to net operating income of $99.5 million, or $1.33 per diluted share, for the same period of 2010. Annualized net operating return on average shareholders’ equity for the six months ended June 30, 2011 was 1.1%.

Alterra’s 2010 results include the results of operations for the former Harbor Point Limited (“Harbor Point”) companies from May 12, 2010. Accordingly, a comparison of Alterra’s gross premiums written and other results of operations for current and prior periods are not meaningful. Selected pro forma combined results of operations for periods prior to the merger for the reinsurance segment are provided in Alterra’s second quarter financial supplement available on Alterra’s website at www.alterracap.com.

W. Marston (Marty) Becker, President and Chief Executive Officer of Alterra, said: “Alterra achieved a solid $39.6 million of net operating income in the second quarter despite recognizing over $49 million of property catastrophe net losses. In a year that continues to be heavily influenced by the size and frequency of major property catastrophe events, Alterra’s diversified underwriting platform has performed very well. Net operating earnings for the first six months of the year are in positive territory and our capital position has improved over the most recent quarter, putting Alterra in what we believe is a strong position going into the U.S. hurricane season.”

Second quarter 2011 results for Alterra include:

•

Property and casualty gross premiums written of $563.0 million, representing an increase of $164.8 million, or 41.4%; net premiums written of $426.5 million, representing an increase of $108.0 million, or 33.9%; and net premiums earned of $348.1 million, representing an increase of $55.6 million, or 19.0%; each as compared to the same quarter of 2010. These increases primarily reflect the impact of the merger with Harbor Point - whose premiums are not included for the entire 2010 quarter;

•	A combined ratio on property and casualty business of 93.7% compared to 83.3% for the same quarter of 2010;

•

Property catastrophe event and significant per-risk net losses of $50.5 million ($49.6 million net of reinstatement premiums) compared to $20.3 million in the same quarter of 2010. Losses net of reinsurance and reinstatements include $42.5 million for natural disasters in the U.S., which comprise the series of tornadoes, other severe weather and flooding along the Mississippi River during the second quarter of 2011. The remainder of the net losses relate to increased loss estimates on first quarter loss events, which remain within previously announced ranges. Property catastrophe losses principally affected the reinsurance and Alterra at Lloyd’s segments;

•	Net favorable development on prior years’ loss reserves of $48.5 million, or 14.0 combined ratio points, compared to $24.1 million, or 8.3 combined ratio points, in the same quarter of 2010;

•	Net investment income of $59.7 million compared to $53.3 million in the same quarter of 2010,

an increase of 12.0%; and

•	Net operating income of $39.6 million, or $0.37 per diluted share, representing an annualized net operating return on average shareholders’ equity of 5.7%.

Gross premiums written from property and casualty underwriting for the second quarter of 2011 were $563.0 million, generated by the segments as follows: insurance - $141.3 million, an increase of $2.2 million, or 1.6%; reinsurance - $248.8 million, an increase of $129.2 million, or 108.0%; U.S. specialty - $99.4 million, an increase of $8.7 million, or 9.6%; and Alterra at Lloyd’s - $73.5 million, an increase of $24.7 million, or 50.6%; each as compared to the same quarter of 2010.

Combined ratios for the second quarter of 2011 by segment were 70.8% for insurance, 98.0% for reinsurance, 101.1% for U.S. specialty and 93.8% for Alterra at Lloyd’s.

Results for the six months ended June 30, 2011 include:

•

Property and casualty gross premiums written of $1,190.4 million, representing an increase of $421.9 million, or 54.9%; net premiums written of $916.5 million, representing an increase of $380.9 million, or 71.1%; and net premiums earned of $727.6 million, representing an increase of $241.6 million, or 49.7%; each as compared to the same period of 2010. These increases primarily reflect the impact of the merger with Harbor Point - whose premiums are not included for the entire 2010 period;

•	A combined ratio on property and casualty business of 103.5% compared to 86.2% for the same period of 2010;

•

Property catastrophe event and significant per-risk net losses of $165.9 million ($155.8 million net of reinstatement premiums) compared to $29.9 million in the same period of 2010. Property catastrophe losses principally affected the reinsurance and Alterra at Lloyd’s segments;

•	Net favorable development on prior years’ loss reserves of $78.7 million, or 10.9 combined ratio points, compared to $41.2 million, or 8.5 combined ratio points, in the same period of 2010;

•	Net investment income of $117.4 million compared to $101.7 million in the same period of 2010, an increase of 15.5%;

•	A loss of principal of $25.0 million on a catastrophe bond investment triggered by the Japan earthquake and tsunami, included within net realized and unrealized losses on investments; and

•	Net operating income of $14.8 million, or $0.14 per diluted share, representing an annualized net operating return on average shareholders’ equity of 1.1%.

Gross premiums written from property and casualty underwriting for the six months ended June 30, 2011 were $1,190.4 million, generated by the segments as follows: insurance - $212.5 million, an increase of $4.1 million, or 2.0%; reinsurance - $623.8 million, an increase of $349.3 million, or 127.3%; U.S. specialty - $169.8 million, an increase of $5.2 million, or 3.1%; and Alterra at Lloyd’s - $184.3 million, an increase of $63.3 million, or 52.4%; each as compared to the same period of 2010.

Combined ratios for the six months ended June 30, 2011 by segment were 76.7% for insurance, 106.0% for reinsurance, 100.1% for U.S. specialty and 126.9% for Alterra at Lloyd’s.

Balance Sheet

Total invested assets, including cash and cash equivalents, were $7,952.7 million as of June 30, 2011, an increase of $91.4 million from December 31, 2010. As of June 30, 2011, 96.6% of the fixed maturities portfolio (by carrying value) was investment-grade, an increase from 96.0% as of December 31, 2010. As of June 30, 2011, the weighted average book yield of Alterra’s cash and fixed maturities portfolio was 3.33% and the weighted average duration was 4.1 years.

Under the Board-approved share repurchase authorization, Alterra repurchased 311,000 common shares during the second quarter of 2011 at an average price of $21.51 per share for a total of $6.7 million. Share repurchases under the Board-approved share repurchase authorization for the six months ended June 30,

2011 were 6,497,150 common shares at an average price of $21.89 per share for a total of $142.2 million. As of June 30, 2011, $185.5 million remained under the Board-approved share repurchase authorization.

Shareholders’ equity was $2,793.1 million as of June 30, 2011, an increase of 2.6% from March 31, 2011. Diluted book value per share as of June 30, 2011 was $25.98, an increase of 2.5% from March 31, 2011.

A copy of Alterra’s second quarter financial supplement is available on Alterra’s website at www.alterracap.com.

Alterra will host a conference call on Wednesday, August 3, 2011 at 10:00am (EDT) to discuss these results and related matters with interested investors and shareholders. The conference call can be accessed via telephone by dialing 1-888-713-4217 (toll-free U.S.) or 1-617-213-4869 (international) and using access code 53692386. A live broadcast of the conference call will also be available through Alterra’s website at www.alterracap.com.

Alterra Capital Holdings Limited is a global enterprise dedicated to providing diversified specialty insurance and reinsurance products to corporations, public entities and property and casualty insurers.

Non-GAAP Financial Measures

In presenting Alterra’s results, management has included and discussed net operating income, net operating income per diluted share, annualized net operating return on average shareholders’ equity and diluted tangible book value per share. These measures are “non-GAAP financial measures” as defined in Regulation G. Management believes that these non-GAAP financial measures, which may be defined differently by other companies, allow for a more complete understanding of Alterra’s business. These measures, however, should not be viewed as a substitute for those measures determined in accordance with U.S. GAAP. The reconciliation of these measures to their respective most directly comparable U.S. GAAP financial measures is presented in the attached financial information in accordance with Regulation G.

Cautionary Note Regarding Forward-Looking Statements

This release includes forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those suggested by such statements. For further information regarding cautionary statements and factors affecting Alterra’s future results, please refer to the most recent reports on Form 10-K and Form 10-Q and other documents filed by Alterra with the SEC. Alterra undertakes no obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2011	December 31, 2010
	(unaudited)
ASSETS
Cash and cash equivalents	$987,057	$905,606
Fixed maturities, trading at fair value	218,481	244,872
Fixed maturities, available for sale at fair value	5,403,312	5,392,643
Fixed maturities, held to maturity at amortized cost (fair value $1,049,782)	993,691	940,104
Other investments, at fair value	350,193	378,128
Accrued interest income	70,777	75,414
Premiums receivable	870,287	588,537
Losses and benefits recoverable from reinsurers	1,058,724	956,115
Deferred acquisition costs	171,517	111,901
Prepaid reinsurance premiums	215,392	149,252
Trades pending settlement	9,168	32,393
Goodwill and intangible assets	58,094	59,076
Other assets	90,671	83,247

Total assets	$10,497,364	$9,917,288

LIABILITIES
Property and casualty losses	$4,230,290	$3,906,134
Life and annuity benefits	1,317,527	1,275,580
Deposit liabilities	147,428	147,612
Funds withheld from reinsurers	122,705	121,107
Unearned property and casualty premiums	1,203,024	905,487
Reinsurance balances payable	137,910	102,942
Accounts payable and accrued expenses	104,917	99,680
Trades pending settlement	—	—
Senior notes	440,482	440,476

Total liabilities	7,704,283	6,999,018

SHAREHOLDERS’ EQUITY
Common shares (par value $1.00) 105,794,521 (2010 - 110,963,160) shares issued and outstanding	105,795	110,963
Additional paid-in capital	1,911,979	2,026,045
Accumulated other comprehensive income	132,218	98,946
Retained earnings	643,089	682,316

Total shareholders’ equity	2,793,081	2,918,270

Total liabilities and shareholders’ equity	$10,497,364	$9,917,288

Book value per share	$26.40	$26.30

Diluted book value per share	$25.98	$25.99

Diluted tangible book value per share [a]	$25.44	$25.46

Diluted shares outstanding	107,500,490	112,290,968

[a]	Non-GAAP financial measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (Unaudited)

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
REVENUES
Gross premiums written	$563,907	$398,981	$1,191,755	$770,120
Reinsurance premiums ceded	(136,626)	(79,715)	(273,983)	(232,935)

Net premiums written	$427,281	$319,266	$917,772	$537,185

Earned premiums	$443,008	$391,723	$932,270	$696,720
Earned premiums ceded	(94,067)	(98,463)	(203,442)	(209,220)

Net premiums earned	348,941	293,260	728,828	487,500

Net investment income	59,665	53,277	117,431	101,667
Net realized and unrealized losses on investments	(5,774)	(14,786)	(24,592)	(8,364)

Total other-than-temporary impairment losses	(187)	(1,167)	(1,311)	(1,865)
Portion of loss recognized in other comprehensive income (loss), before taxes	(166)	867	(71)	1,145

Net impairment losses recognized in earnings	(353)	(300)	(1,382)	(720)

Other income	591	275	1,906	619

Total revenues	403,070	331,726	822,191	580,702

LOSSES AND EXPENSES
Net losses and loss expenses	211,133	159,817	515,539	284,782
Claims and policy benefits	15,570	13,943	30,280	31,602
Acquisition costs	64,680	48,798	135,288	73,042
Interest expense	10,630	7,916	19,089	12,858
Net foreign exchange gains (losses)	3,090	(634)	2,212	(3,086)
Merger and acquisition expenses	—	(54,570)	—	(49,826)
General and administrative expenses	69,659	50,649	140,862	87,177

Total losses and expenses	374,762	225,919	843,270	436,549

INCOME (LOSS) BEFORE TAXES	28,308	105,807	(21,079)	144,153
Income tax (benefit) expense	(4,327)	2,360	(7,027)	4,325

NET INCOME (LOSS) [a]	32,635	103,447	(14,052)	139,828
Change in net unrealized gains and losses on fixed maturities, net of tax	42,820	60,525	28,234	94,656
Foreign currency translation adjustment	165	(7,629)	5,038	(17,369)

COMPREHENSIVE INCOME [a]	$75,620	$156,343	$19,220	$217,115

Net income per share	$0.31	$1.14	$(0.13)	$1.90

Net income per diluted share	$0.30	$1.13	$(0.13)	$1.88

Net operating income per diluted share [b]	$0.37	$0.64	$0.14	$1.33

Weighted average shares outstanding - basic	105,604,786	91,042,301	106,385,007	73,779,447

Weighted average shares outstanding - diluted	107,111,909	91,661,430	106,385,007	74,524,919

[a]	Includes the results of Harbor Point Limited from May 12, 2010.
[b]	Non-GAAP measure as defined by Regulation G.

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2011	2010
Common shares
Balance, beginning of period	$110,963	$55,867
Issuance of common shares, net	1,406	64,983
Repurchase of common shares	(6,574)	(2,207)

Balance, end of period	105,795	118,643

Additional paid-in capital
Balance, beginning of period	2,026,045	752,309
Issuance of common shares, net	610	1,417,316
Stock based compensation expense	22,587	30,241
Repurchase of common shares	(137,263)	(42,166)

Balance, end of period	1,911,979	2,157,700

Accumulated other comprehensive income
Unrealized holding gains (losses) on investments:
Balance, beginning of period	118,197	36,791
Holding gains on available for sale securities arising in period [a]	31,281	99,001
Net realized gains on available for sale securities included in net income [a]	(3,118)	(3,200)
Portion of other-than-temporary impairment losses recognised in other comprehensive income [a]	71	(1,145)

Balance, end of period	146,431	131,447
Cumulative foreign currency translation adjustment:
Balance, beginning of period	(19,251)	(11,360)
Foreign currency translation adjustments	5,038	(17,369)

Balance, end of period	(14,213)	(28,729)

Total accumulated other comprehensive income	132,218	102,718

Retained earnings
Balance, beginning of period	682,316	731,026
Net (loss) income	(14,052)	139,828
Dividends	(25,175)	(322,948)

Balance, end of period	643,089	547,906

Total shareholders’ equity	$2,793,081	$2,926,967

[a]	Net of tax

ALTERRA CAPITAL HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(Expressed in thousands of United States Dollars)

	Six Months Ended June 30
	2011	2010
OPERATING ACTIVITIES
Net (loss) income	$(14,052)	$139,828
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Stock based compensation	22,587	30,241
Amortization of premium on fixed maturities	9,801	4,798
Accretion of deposit liabilities	3,176	2,754
Net realized and unrealized losses on investments	24,592	8,364
Net impairment losses recognized in earnings	1,382	720
Negative goodwill gain	—	(95,788)
Changes in:
Accrued interest income	4,724	5,133
Premiums receivable	(278,695)	150,598
Losses and benefits recoverable from reinsurers	(99,028)	(4,706)
Deferred acquisition costs	(58,894)	(22,681)
Prepaid reinsurance premiums	(65,487)	(25,170)
Other assets	(8,544)	6,412
Property and casualty losses	304,109	(212,784)
Life and annuity benefits	(31,203)	(19,532)
Funds withheld from reinsurers	1,598	(19,754)
Unearned property and casualty premiums	293,029	94,146
Reinsurance balances payable	34,849	146,084
Accounts payable and accrued expenses	4,761	(14,882)

Cash provided by operating activities	148,705	173,781

INVESTING ACTIVITIES
Purchases of available for sale securities	(1,153,670)	(1,030,431)
Sales of available for sale securities	709,314	264,405
Redemptions/maturities of available for sale securities	485,128	527,854
Purchases of trading securities	(28,065)	(27,913)
Sales of trading securities	24,563	1,153
Redemptions/maturities of trading securities	35,969	12,975
Purchases of held to maturity securities	(2,580)	(14,682)
Redemptions/maturities of held to maturity securities	18,251	16,570
Net purchases/sales of other investments	5,532	59,897
Acquisition of subsidiary, net of cash acquired	—	446,819

Cash provided by investing activities	94,442	256,647

FINANCING ACTIVITIES
Net proceeds from issuance of common shares	2,016	1,075
Repurchase of common shares	(143,837)	(44,373)
Dividends paid	(25,175)	(321,396)
Additions to deposit liabilities	583	2,997
Payment of deposit liabilities	(3,643)	(9,873)

Cash used in financing activities	(170,056)	(371,570)

Effect of exchange rate changes on foreign currency cash and cash equivalents	8,360	(19,452)

Net increase in cash and cash equivalents	81,451	39,406

Cash and cash equivalents, beginning of period	905,606	702,278

CASH AND CASH EQUIVALENTS, END OF PERIOD	$987,057	$741,684

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Interest paid totaled $14,382 and $9,918 for the six months ended June 30, 2011 and 2010, respectively.

Income taxes paid totaled $165 and $729 for the six months ended June 30, 2011 and 2010, respectively.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance
Quarter Segment Information:

Gross premiums written	$141,255	$248,754	$99,448	$73,520	$562,977	$930	$—	$563,907
Reinsurance premiums ceded	(56,002)	(28,247)	(27,358)	(24,918)	(136,525)	(101)	—	(136,626)

Net premiums written	$85,253	$220,507	$72,090	$48,602	$426,452	$829	$—	$427,281

Earned premiums	$97,296	$209,212	$73,840	$61,730	$442,078	$930	$—	$443,008
Earned premiums ceded	(44,338)	(12,305)	(22,783)	(14,540)	(93,966)	(101)	—	(94,067)

Net premiums earned	52,958	196,907	51,057	47,190	348,112	829	—	348,941
Net losses and loss expenses	(28,992)	(125,592)	(32,709)	(23,840)	(211,133)	—	—	(211,133)
Claims and policy benefits	—	—	—	—	—	(15,570)	—	(15,570)
Acquisition costs	361	(44,366)	(9,644)	(10,909)	(64,558)	(122)	—	(64,680)
General and administrative expenses	(8,859)	(22,937)	(9,289)	(9,536)	(50,621)	(259)	—	(50,880)
Other income	139	548	—	165	852	(23)	—	829

Underwriting income (loss)	$15,607	$4,560	$(585)	$3,070	$22,652	n/a	—	n/a

Net investment income						12,545	47,120	59,665
Net realized and unrealized losses on investments						(1,299)	(4,475)	(5,774)
Net impairment losses recognized in earnings							(353)	(353)
Corporate other income							(238)	(238)
Interest expense							(10,630)	(10,630)
Net foreign exchange losses							(3,090)	(3,090)
Corporate general and administrative expenses							(18,779)	(18,779)

(Loss) income before taxes						$(3,899)	$9,555	$28,308

Loss ratio [a]	54.7%	63.8%	64.1%	50.5%	60.7%
Acquisition cost ratio [b]	(0.7%)	22.5%	18.9%	23.1%	18.5%
General and adminstrative expense ratio [c]	16.7%	11.6%	18.2%	20.2%	14.5%

Combined ratio [d]	70.8%	98.0%	101.1%	93.8%	93.7%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance	Reinsurance	U.S. Specialty	Alterra at Lloyd’s	Total	Reinsurance
Period Segment Information:

Gross premiums written	$212,527	$623,774	$169,836	$184,253	$1,190,390	$1,365	$—	$1,191,755
Reinsurance premiums ceded	(99,248)	(65,564)	(60,953)	(48,097)	(273,862)	(121)	—	(273,983)

Net premiums written	$113,279	$558,210	$108,883	$136,156	$916,528	$1,244	$—	$917,772

Earned premiums	$196,240	$459,113	$147,017	$128,535	$930,905	$1,365	$—	$932,270
Earned premiums ceded	(89,068)	(32,500)	(46,633)	(35,120)	(203,321)	(121)	—	(203,442)

Net premiums earned	107,172	426,613	100,384	93,415	727,584	1,244	—	728,828

Net losses and loss expenses	(63,656)	(312,477)	(64,084)	(75,322)	(515,539)	—	—	(515,539)
Claims and policy benefits	—	—	—	—	—	(30,280)	—	(30,280)
Acquisition costs	177	(93,509)	(17,710)	(23,965)	(135,007)	(281)	—	(135,288)
General and administrative expenses	(18,684)	(46,195)	(18,686)	(19,259)	(102,824)	(436)	—	(103,260)
Other income	951	548	—	380	1,879	(23)	—	1,856

Underwriting income (loss)	$25,960	$(25,020)	$(96)	$(24,751)	$(23,907)	n/a	—	n/a

Net investment income						24,888	92,543	117,431
Net realized and unrealized gains (losses) on investments						1,508	(26,100)	(24,592)
Net impairment losses recognized in earnings							(1,382)	(1,382)
Corporate other income							50	50
Interest expense							(19,089)	(19,089)
Net foreign exchange losses							(2,212)	(2,212)
Corporate general and administrative expenses							(37,602)	(37,602)

(Loss) income before taxes						$(3,380)	$6,208	$(21,079)

Loss ratio [a]	59.4%	73.2%	63.8%	80.6%	70.9%
Acquisition cost ratio [b]	(0.2%)	21.9%	17.6%	25.7%	18.6%
General and adminstrative expense ratio [c]	17.4%	10.8%	18.6%	20.6%	14.1%

Combined ratio [d]	76.7%	106.0%	100.1%	126.9%	103.5%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned.
[b]	The acquisition cost ratio is calculated by dividing acquisitions costs by net premiums earned.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–THREE MONTHS ENDED JUNE 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance [e]	Reinsurance	U.S. Specialty [e]	Alterra at Lloyd’s	Total	Reinsurance
Quarter Segment Information:

Gross premiums written	$139,026	$119,578	$90,773	$48,802	$398,179	$802	$—	$398,981
Reinsurance premiums ceded	(47,437)	(13,348)	(5,672)	(13,233)	(79,690)	(25)	—	(79,715)

Net premiums written	$91,589	$106,230	$85,101	$35,569	$318,489	$777	$—	$319,266

Earned premiums	$104,841	$174,729	$71,065	$40,286	$390,921	$802	$—	$391,723
Earned premiums ceded	(45,211)	(19,054)	(27,053)	(7,120)	(98,438)	(25)	—	(98,463)

Net premiums earned	59,630	155,675	44,012	33,166	292,483	777	—	293,260

Net losses and loss expenses	(38,296)	(82,441)	(26,683)	(12,397)	(159,817)	—	—	(159,817)
Claims and policy benefits	—	—	—	—	—	(13,943)	—	(13,943)
Acquisition costs	(821)	(32,673)	(9,111)	(6,070)	(48,675)	(123)	—	(48,798)
General and administrative expenses	(8,132)	(14,820)	(6,355)	(5,826)	(35,133)	(642)	—	(35,775)
Other income	97	155	—	173	425	—	—	425

Underwriting income	$12,478	$25,896	$1,863	$9,046	$49,283	n/a	—	n/a

Net investment income						12,420	40,857	53,277
Net realized and unrealized losses on investments						(1,860)	(12,926)	(14,786)
Net impairment losses recognized in earnings							(300)	(300)
Corporate other income							(150)	(150)
Interest expense							(7,916)	(7,916)
Net foreign exchange gains							634	634
Merger and acquisition expenses							54,570	54,570
Corporate general and administrative expenses							(14,874)	(14,874)

(Loss) income before taxes						$(3,371)	$59,895	$105,807

Loss ratio [a]	64.2%	53.0%	60.6%	37.4%	54.6%
Acquisition cost ratio [b]	1.4%	21.0%	20.7%	18.3%	16.6%
General and adminstrative expense ratio [c]	13.6%	9.5%	14.4%	17.6%	12.0%

Combined ratio [d]	79.2%	83.5%	95.8%	73.2%	83.3%

SCHEDULE OF SUPPLEMENTAL UNDERWRITING DATA–SIX MONTHS ENDED JUNE 30, 2010 (Unaudited)

(Expressed in thousands of United States Dollars)

	Property & Casualty					Life & Annuity	Corporate	Consolidated
	Insurance [e]	Reinsurance	U.S. Specialty [e]	Alterra at Lloyd’s	Total	Reinsurance
Period Segment Information:

Gross premiums written	$208,432	$274,429	$164,675	$120,919	$768,455	$1,665	$—	$770,120
Reinsurance premiums ceded	(87,088)	(58,699)	(53,824)	(33,192)	(232,803)	(132)	—	(232,935)

Net premiums written	$121,344	$215,730	$110,851	$87,727	$535,652	$1,533	$—	$537,185

Earned premiums	$206,587	$270,472	$140,250	$77,746	$695,055	$1,665	$—	$696,720
Earned premiums ceded	(94,041)	(35,012)	(65,446)	(14,589)	(209,088)	(132)	—	(209,220)

Net premiums earned	112,546	235,460	74,804	63,157	485,967	1,533	—	487,500
Net losses and loss expenses	(77,742)	(132,506)	(45,879)	(28,655)	(284,782)	—	—	(284,782)
Claims and policy benefits	—	—	—	—	—	(31,602)	—	(31,602)
Acquisition costs	(504)	(47,639)	(12,793)	(11,837)	(72,773)	(269)	—	(73,042)
General and administrative expenses	(14,979)	(23,779)	(13,877)	(8,539)	(61,174)	(1,299)	—	(62,473)
Other income	91	155	—	351	597	(28)	—	569

Underwriting income	$19,412	$31,691	$2,255	$14,477	$67,835	n/a	—	n/a

Net investment income						25,519	76,148	101,667
Net realized and unrealized gains (losses) on investments						4,056	(12,420)	(8,364)
Net impairment losses recognized in earnings							(720)	(720)
Corporate other income							50	50
Interest expense							(12,858)	(12,858)
Net foreign exchange gains							3,086	3,086
Merger and acquisition expenses							49,826	49,826
Corporate general and administrative expenses							(24,704)	(24,704)

(Loss) income before taxes						$(2,090)	$78,408	$144,153

Loss ratio [a]	69.1%	56.3%	61.3%	45.4%	58.6%
Acquisition cost ratio [b]	0.4%	20.2%	17.1%	18.7%	15.0%
General and adminstrative expense ratio [c]	13.3%	10.1%	18.6%	13.5%	12.6%

Combined ratio [d]	82.8%	86.6%	97.0%	77.6%	86.2%

[a]	The loss ratio is calculated by dividing net losses and loss expenses by net premiums earned. [b] The acquisition cost ratio is calculated by dividing acquisitions costs by net premiums earned.
[c]	The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned.
[d]	The combined ratio is calculated by dividing the sum of net losses and loss expenses, acquisition costs and general and administrative expenses by net premiums earned.
[e]	Insurance and U.S. specialty segment amounts for the comparative 2010 periods have been reclassified to conform with the current period’s presentation.

Percentage totals may not add due to rounding.

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL PREMIUM DATA–SIX MONTHS ENDED JUNE 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

		Six Months Ended June 30, 2011			Six Months Ended June 30, 2010
		Gross Premiums Written	Percentage of Total Gross Premiums Written	Movement on Prior Year Period	Gross Premiums Written	Percentage of Total Gross Premiums Written
Gross Premiums Written by Type of Risk:
Property & Casualty:
Insurance [a]:
Aviation	S	$5,230	0.4%	(41.7%)	$8,964	1.2%
Excess Liability	L	68,777	5.8%	6.4%	64,634	8.4%
Professional Liability	L	92,813	7.8%	(2.0%)	94,700	12.3%
Property	S	45,707	3.8%	13.9%	40,134	5.2%

		212,527	17.8%	2.0%	208,432	27.1%
Reinsurance [b]:
Agriculture	S	29,498	2.5%	(11.4%)	33,293	4.3%
Auto	S	70,265	5.9%	n/m	66	0.0%
Aviation	S	984	0.1%	(92.6%)	13,383	1.7%
Credit/ Surety	S	25,982	2.2%	n/m	(1,491)	(0.2%)
General Casualty	L	38,292	3.2%	214.0%	12,194	1.6%
Marine & Energy	S	16,474	1.4%	81.0%	9,104	1.2%
Medical Malpractice	L	28,805	2.4%	(17.6%)	34,968	4.5%
Other	S	2,206	0.2%	104.1%	1,081	0.1%
Professional Liability	L	99,146	8.3%	125.7%	43,924	5.7%
Property	S	256,042	21.5%	139.3%	106,991	13.9%
Whole Account	S/L	35,338	3.0%	n/m	4,935	0.6%
Workers’ Compensation	L	20,742	1.7%	29.8%	15,981	2.1%

		623,774	52.3%	127.3%	274,429	35.6%
U.S. Specialty [a]:
General Liability	L	36,270	3.0%	(15.4%)	42,852	5.6%
Marine	S	42,498	3.6%	24.8%	34,059	4.4%
Professional Liability	L	9,249	0.8%	131.2%	4,001	0.5%
Property	S	81,819	6.9%	(2.3%)	83,763	10.9%

		169,836	14.3%	3.1%	164,675	21.4%
Alterra at Lloyd’s:
Accident & Health	S	21,924	1.8%	12.8%	19,432	2.5%
Aviation	S	3,577	0.3%	(48.7%)	6,968	0.9%
Financial Institutions	L	15,477	1.3%	41.5%	10,934	1.4%
International Casualty	L	42,346	3.6%	113.2%	19,866	2.6%
Professional Liability	L	18,388	1.5%	66.3%	11,057	1.4%
Property	S	82,560	6.9%	56.8%	52,662	6.8%
Surety	S	(19)	0.0%	n/m	—	0.0%

		184,253	15.5%	52.4%	120,919	15.7%

Aggregate Property & Casualty		$1,190,390	99.9%	54.9%	$768,455	99.8%

Life & Annuity:
Annuity		$607	0.1%	n/m	$6	0.0%
Life		758	0.1%	(54.3%)	1,659	0.2%

Aggregate Life & Annuity		$1,365	0.1%	(18.0%)	$1,665	0.2%

Aggregate Property & Casualty and Life & Annuity		$1,191,755	100.0%	54.7%	$770,120	100.0%

S = Short tail lines		$702,416	59.0%		$410,877	53.5%

L = Long tail lines		487,974	41.0%		357,578	46.5%

Aggregate Property & Casualty		$1,190,390			$768,455

[a]	Insurance and U.S. specialty segment amounts for the comparative 2010 periods have been reclassified to conform with the current period’s presentation.
[b]	Includes the results of Harbor Point Limited from May 12, 2010.

Percentage totals may not add due to rounding.

n/m Not meaningful.

ALTERRA CAPITAL HOLDINGS LIMITED

NON-GAAP FINANCIAL MEASURE RECONCILIATIONS (Unaudited)

Net Operating Income and Net Operating Income per Diluted Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Net income (loss) before tax	$28,308	$105,807	$(21,079)	$144,153
Net realized and unrealized losses on non-hedge fund investments, before tax [a]	4,249	11,763	27,263	13,131
Foreign exchange losses (gains), before tax	3,090	(634)	2,212	(3,086)
Merger and acquisition expenses, before tax	—	(54,570)	—	(49,826)

Net operating income before tax	$35,647	$62,366	$8,396	$104,372

Net income (loss)	$32,635	$103,447	$(14,052)	$139,828
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	4,711	11,540	27,313	12,776
Foreign exchange losses (gains), net of tax	2,212	(298)	1,572	(1,978)
Merger and acquisition expenses, net of tax	—	(55,915)	—	(51,171)

Net operating income	$39,558	$58,774	$14,833	$99,455

Net income (loss) per diluted share	$0.30	$1.13	$(0.13)	$1.88
Net realized and unrealized losses on non-hedge fund investments, net of tax [a]	0.04	0.12	0.26	0.17
Foreign exchange losses (gains), net of tax	0.02	—	0.01	(0.03)
Merger and acquisition expenses, net of tax	—	(0.61)	—	(0.69)

Net operating income per diluted share	$0.37	$0.64	$0.14	$1.33

Weighted average shares outstanding - basic	105,604,786	91,042,301	106,385,007	73,779,447

Weighted average shares outstanding - diluted	107,111,909	91,661,430	106,385,007	74,524,919

[a]	Net realized and unrealized (gains) losses on non-hedge fund investments includes realized and unrealized (gains) losses on trading securities, realized (gains) losses on available for sale securities, net impairment losses recognized in earnings, earnings from equity method investments and changes in fair value of investment derivatives, catastrophe bonds and structured deposits.

Per share totals may not add due to rounding.

Annualized Net Operating Return on Average Shareholders’ Equity

(Expressed in thousands of United States Dollars)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Net income (loss)	$32,635	$103,447	$(14,052)	$139,828
Annualized net income (loss)	130,540	413,788	(28,104)	279,656

Net operating income	$39,558	$58,774	$14,833	$99,455
Annualized net operating income	158,232	235,096	29,666	198,910

Average shareholders’ equity [b]	$2,758,154	$2,321,687	$2,789,443	$1,955,281

Annualized return on average shareholders’ equity	4.7%	17.8%	(1.0%)	14.3%
Annualized net operating return on average shareholders’ equity	5.7%	10.1%	1.1%	10.2%

[b]	Average shareholders’ equity is computed as the average of the quarterly average shareholders’ equity balances. The averages for the three and six months ended June 30, 2010 have been weighted to include Harbor Point Limited from May 12, 2010.

Diluted Tangible Book Value Per Share

(Expressed in thousands of United States Dollars, except per share and share amounts)

	June 30, 2011	December 31, 2010

Shareholders’ equity	$2,793,081	$2,918,270
Goodwill and intangible assets	58,094	59,076

Tangible book value	$2,734,987	$2,859,194

Diluted shares outstanding	107,500,490	112,290,968

Diluted tangible book value per share	$25.44	$25.46

ALTERRA CAPITAL HOLDINGS LIMITED

SCHEDULE OF SUPPLEMENTAL INVESTMENT DATA– JUNE 30, 2011 (Unaudited)

(Expressed in thousands of United States Dollars)

Type of Investment	As of June 30, 2011	Investment Distribution	As of December 31, 2010	Investment Distribution

Cash and cash equivalents	$987,057	12.4%	$905,606	11.5%

U.S. government and agencies	744,465	9.4%	995,546	12.7%
Non-U.S. governments	168,290	2.1%	79,111	1.0%
Corporate securities	2,743,228	34.5%	2,735,366	34.8%
Municipal securities	218,370	2.7%	238,014	3.0%
Asset-backed securities	203,598	2.6%	86,937	1.1%
Residential mortgage-backed securities	1,159,922	14.6%	1,168,390	14.9%
Commercial mortgage-backed securities	383,920	4.8%	334,151	4.3%

Fixed maturities at fair value	$5,621,793	70.7%	$5,637,515	71.7%

U.S. government and agencies	$29,694	0.4%	$29,687	0.4%
Non-U.S. governments	584,039	7.3%	538,274	6.8%
Corporate securities	378,958	4.8%	371,143	4.7%
Asset-backed securities	1,000	0.0%	1,000	0.0%

Fixed maturities at amortized cost	$993,691	12.5%	$940,104	12.0%

Other investments	$350,193	4.4%	$378,128	4.8%

Total invested assets	$7,952,734	100.0%	$7,861,353	100.0%

Credit Rating	As of June 30, 2011	Ratings Distribution	As of December 31, 2010	Ratings Distribution

U.S. government and agencies [a]	$1,866,591	28.2%	$2,060,116	31.3%
AAA	1,199,207	18.1%	1,076,680	16.4%
AA	656,570	9.9%	657,867	10.0%
A	1,406,390	21.3%	1,353,945	20.6%
BBB	266,150	4.0%	226,849	3.4%
BB	24,165	0.4%	32,021	0.5%
B	106,444	1.6%	138,703	2.1%
CCC or lower	46,565	0.7%	45,469	0.7%
Not rated	49,711	0.8%	45,865	0.7%

Fixed maturities at fair value	$5,621,793	85.0%	$5,637,515	85.7%

U.S. government and agencies	$29,694	0.4%	$29,687	0.5%
AAA	696,439	10.5%	641,437	9.8%
AA	117,851	1.8%	113,140	1.7%
A	135,249	2.0%	141,683	2.2%
BBB	14,458	0.2%	12,744	0.2%
Not rated	—	—	1,413	0.0%

Fixed maturities at amortized cost	$993,691	15.0%	$940,104	14.3%

Total fixed maturities	$6,615,484	100.0%	$6,577,619	100.0%

[a]	Included within U.S. government and agencies are agency-issued residential mortgage-backed securities with a fair value of $1,122,126 (December 31, 2010: $1,064,570)

Percentage totals may not add due to rounding.

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Net investment income	$59,665	$53,277	$117,431	$101,667

Realized and unrealized gains (losses) on trading fixed maturities	1,432	(1,284)	(395)	(1,466)
Net realized gains on available for sale fixed maturities	54	2,425	3,423	3,263
(Decrease) increase in fair value of hedge funds	(1,878)	(3,323)	1,289	4,048
Decrease in fair value of non-hedge fund other investments	(5,382)	(12,604)	(28,909)	(14,209)

Net realized and unrealized losses on investments	$(5,774)	$(14,786)	$(24,592)	$(8,364)

Net impairment losses recognized in earnings	$(353)	$(300)	$(1,382)	$(720)

Contacts

Susan Spivak Bernstein, 1-212-898-6640

Senior Vice President

susan.spivak@alterra-bm.com

or

Kekst and Company

Peter Hill or Melissa Sheer, 1-212-521-4800

peter-hill@kekst.com / melissa-sheer@kekst.com